EXHIBIT 99
                                                                      ----------



  ANY INVESTMENT DECISION WITH RESPECT TO THE SECURITIES SHOULD BE MADE BY YOU
   BASED UPON THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES. THE INFORMATION HEREIN WILL BE SUPERSEDED
    IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND
     PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR STRUCTURAL AND COLLATERAL TERM SHEETS, IF ANY.

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2002-CIBC5


                                 $1,004,289,338
                       (Approximate Initial Pool Balance)


                              JPMORGAN CHASE BANK
                                   CIBC INC.
                             Mortgage Loan Sellers

                      WACHOVIA BANK, NATIONAL ASSOCIATION
                                Master Servicer

                         ARCAP SPECIAL SERVICING, INC.
                                Special Servicer


                        FOR FURTHER INFORMATION CONTACT:

                          J.P. MORGAN SECURITIES INC.

            Brian Baker            Glenn Riis            Andy Taylor
           (212) 834-3813        (212) 834-3813        (212) 834-3813

                            CIBC WORLD MARKETS CORP.

          Richard Turnbull          Mimi Cheng            Kevin Cull
           (212) 667-5631        (212) 667-5605        (212) 667-5607



JPMORGAN                                                      CIBC WORLD MARKETS
MERRILL LYNCH & CO.                                         SALOMON SMITH BARNEY

The analyses in this report are based upon information provided by JPMorgan Chase Bank and CIBC Inc. (the "Sellers"). J.P. Morgan Securities Inc., CIBC World markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant and/or other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Material") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's counsel, accountant, and/or other advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principals payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.
--------------------------------------------------------------------------------


                                    1 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


APPROXIMATE SECURITIES STRUCTURE
--------------------------------

                          APPROX.     CREDIT     EXPECTED      EXPECTED
                           FACE/     SUPPORT     WEIGHTED      PAYMENT
          RATINGS BY      NOTIONAL     (%OF     AVG. LIFE       WINDOW
CLASS   MOODY'S/FITCH    AMOUNT($)   BALANCE)   (YEARS)(a)   (MONTHS)(a)
-----   -------------    ---------   --------   ----------   -----------
PUBLICLY OFFERED CLASSES

 A-1      Aaa / AAA     50,000,000    20.625       2.62      12/02-07/07
 A-2      Aaa / AAA     70,000,000    20.625       5.01      07/07-01/09
 A-3      Aaa / AAA     80,000,000    20.625       5.70      12/02-04/12
 A-4      Aaa / AAA    110,000,000    20.625       7.54      01/09-04/12
 A-5      Aaa / AAA    487,155,000    20.625       9.80      04/12-10/12
  B       Aa2 / AA      36,405,000    17.000       9.94      10/12-10/12
  C        A2 / A       41,427,000    12.875       9.94      10/12-10/12
  D        A3 / A-      13,809,000    11.500       9.94      10/12-10/12

PRIVATELY OFFERED CLASSES

  X1      Aaa / AAA  1,004,289,337      N/A        N/A           N/A
  X2      Aaa / AAA    917,471,000      N/A        N/A           N/A
  E      Baa2 / BBB     28,873,000     8.625       N/A           N/A
  F      Baa3 / BBB-    16,320,000     7.000       N/A           N/A
  G       Ba1 / BB+     18,831,000     5.125       N/A           N/A
  H       Ba2 / BB      12,553,000     3.875       N/A           N/A
  J       Ba3 / BB-      5,022,000     3.375       N/A           N/A
  K        B1 / B+       5,021,000     2.875       N/A           N/A
  L        B2 / B        8,788,000     2.000       N/A           N/A
  M        B3 / B-       2,510,000     1.750       N/A           N/A
  NR       NR / NR      17,575,337      N/A        N/A           N/A

Note: (a) Calculated at 0% CPR, no balloon extensions, ARD loan pays in full on the Anticipated Repayment Date, clean-up call is not excercised and there are no defaults

KEY FEATURES
------------

Lead Managers:                      J.P. Morgan Securities Inc. (Bookrunner)
                                    CIBC World Markets Corp.

Co-Managers:                        Merrill Lynch & Co.
                                    Salomon Smith Barney

Mortgage Loan Sellers:              JPMorgan Chase Bank (55.8%)
                                    CIBC Inc. (44.2%)

Master Servicer:                    Wachovia Bank, National Association

Special Servicer:                   ARCap Special Servicing, Inc.

Trustee:                            Wells Fargo Bank, Minnesota, N.A.

Rating Agencies:                    Moody's Investors Service, Inc.
                                    Fitch Ratings

Pricing:                            On or about October 25, 2002

Delivery Date:                      On or about November 4, 2002

Cut-off Date:                       The November 2002 due date for each mortgage
                                    loan.

Distribution Date:                  12th of each month, or if the 12th day is
                                    not a business day, on the next succeeding business day, beginning in December 2002

Payment Delay:                      11 days

ERISA Eligible:                     A-1, A-2, A-3, A-4, A-5, B, C and D

Structure:                          Sequential pay

Day Count:                          30/360

Tax Treatment:                      REMIC

Rated Final Distribution Date:      October 12, 2037

Clean-up Call:                      1%

Minimum Denomination:               $10,000 (among the publicly offered classes)

Delivery:                           DTC, Euroclear and Clearstream Banking

================================================================================

COLLATERAL FACTS
----------------

Initial Pool Balance:                                            $1,004,289,338
Number of Mortgage Loans:                                                   116
Number of Mortgaged Properties:                                             133
Average Cut-off Date Balance per Loan:                               $8,657,270
Average Cut-off Date Balance per Property:                           $7,550,701
Weighted Average Current Mortgage Rate:                                   6.732%
Weighted Average UW DSCR:                                                 1.49x
Weighted Average Cut-off Date LTV Ratio:                                   69.6%
Weighted Average Remaining Term to Maturity (months):                       119
Weighted Average Remaining Amortization Term (months):                      336
Weighted Average Seasoning (months):                                          3
10 Largest Loans or Cross Collateralized Groups as % of IPB:               36.9%

TEN LARGEST LOANS OR CROSS COLLATERALIZED GROUPS
------------------------------------------------

                                               BAL     % OF            CUT-OFF
LOAN                                           (MM)    UPB     DSCR    DATE LTV
-------------------------------------------   ------   ----    -----   --------
Simon Mall Portfolio I                        $106.9   10.6%   2.03x       57.5%
Long Island Industrial                         $51.7    5.1%   1.42x       70.4%
The Avion Portfolio                            $48.0    4.8%   2.06x       54.4%
Daimler Chrysler Portfolio                     $35.1    3.5%   1.18x       74.1%
Boulevard Square                               $27.7    2.8%   1.34x       78.5%
Southern Wine and Spirits                      $23.0    2.3%   1.28x       71.9%
Fountains at Bay Hill                          $21.9    2.2%   1.35x       74.4%
Edgewater Apartments                           $19.4    1.9%   1.66x       55.0%
Surprise Towne Center                          $18.5    1.8%   1.32x       76.2%
Elmwood Tower                                  $18.5    1.8%   1.26x       73.9%
-------------------------------------------   ------   ----    -----   --------
TOTAL/WTD. AVG.                               $370.7   36.9%   1.64x       65.6%
===========================================   ======   ====    =====   ========

GEOGRAPHIC DISTRIBUTION
-----------------------

                                      NO. OF     BAL      % OF      WA     WA UW
STATE                                 PROP.      (MM)      UPB     LTV     DSCR
-----------------------------------   ------   --------   -----    ----    -----
Florida                                   15     $169.6    16.9%   74.4%   1.33x
New York                                  15       93.8     9.3    66.9    1.53x
Texas                                     12       89.6     8.9    68.0    1.54x
Ohio                                       6       60.1     6.0    63.8    1.81x
New Jersey                                 7       60.0     6.0    76.6    1.38x
Virginia                                  10       58.5     5.8    56.2    1.97x
Arizona                                    6       51.8     5.2    76.4    1.38x
Other                                     62      421.0    41.9    69.4    1.45x
-----------------------------------   ------   --------   -----    ----    -----
TOTAL/WTD. AVG                           133   $1,004.3   100.0%   69.6%   1.49x
===================================   ======   ========   =====    ====    =====

PROPERTY TYPE DISTRIBUTION
--------------------------

                                      NO. OF     BAL      % OF      WA     WA UW
PROPERTY TYPE                         PROP.      (MM)      UPB     LTV     DSCR
-----------------------------------   ------   --------   -----    ----    -----
Retail                                    37     $369.2    36.8%   69.8%   1.55x
   Anchored                               25      224.5    22.4    75.9    1.33x
   Regional Mall                           4      106.9    10.6    57.5    2.03x
   Unanchored                              8       37.7     3.8    67.7    1.48x
Office                                    28      221.0    22.0    70.2    1.44x
   Suburban                               25      208.7    20.8    70.3    1.44x
   CBD                                     3       12.3     1.2    68.9    1.31x
Multifamily                               26      150.8    15.0    69.5    1.48x
Industrial                                30      209.6    20.9    69.8    1.44x
   Warehouse/Distr                        15      106.5    10.6    72.3    1.34x
   Flex                                   15      103.1    10.3    67.2    1.55x
Manufactured Housing                       6       21.3     2.1    76.0    1.35x
Nursing Home                               1       13.4     1.3    66.9    1.86x
Hotel                                      2       10.5     1.0    41.7    1.62x
   Full Service                            1        8.5     0.8    42.9    1.50x
   Limited Service                         1        2.0     0.2    36.4    2.13x
-----------------------------------   ------   --------   -----    ----    -----
TOTAL/WTD. AVG                           133   $1,004.3   100.0%   69.6%   1.49x
===================================   ======   ========   =====    ====    =====


                                    2 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


                         CUT-OFF DATE PRINCIPAL BALANCES

                                                                    PRINCIPAL      % OF INITIAL    WA UW   WA CUT-OFF
PRINCIPAL BALANCE ($)                              NO. OF LOANS    BALANCE ($)     POOL BALANCE    DSCR     DATE LTV
------------------------------------------------   ------------   --------------   ------------    -----   ----------
$999,277 - $1,999,999                                        17      $27,127,773            2.7%   1.66x         63.1%
$2,000,000 - $4,999,999                                      36      127,641,210           12.7    1.44x         69.4
$5,000,000 - $9,999,999                                      31      216,613,826           21.6    1.36x         72.2
$10,000,000 - $14,999,999                                    19      226,292,634           22.5    1.40x         73.3
$15,000,000 - $24,999,999                                     9      172,367,298           17.2    1.34x         72.6
$25,000,000 - $49,999,999                                     2       75,623,076            7.5    1.80x         63.2
$50,000,000 - $106,915,919                                    2      158,623,522           15.8    1.83x         61.7
------------------------------------------------   ------------   --------------   ------------    -----   ----------
TOTAL:                                                      116   $1,004,289,338          100.0%   1.49x         69.6%
------------------------------------------------   ------------   --------------   ------------    -----   ----------
AVERAGE PER LOAN:       8,657,667
AVERAGE PER PROPERTY:   7,551,048

                             MORTGAGE INTEREST RATES

                                                                    PRINCIPAL      % OF INITIAL    WA UW   WA CUT-OFF
MORTGAGE INTEREST RATE (%)                         NO. OF LOANS    BALANCE ($)     POOL BALANCE    DSCR     DATE LTV
------------------------------------------------   ------------   --------------   ------------    -----   ----------
5.750% - 5.999%                                               3     $174,272,337           17.4%   2.00x         56.4%
6.000% - 6.499%                                              16      160,735,223           16.0    1.50x         70.2
6.500% - 6.999%                                              42      287,371,503           28.6    1.35x         72.5
7.000% - 7.499%                                              38      279,366,884           27.8    1.35x         74.8
7.500% - 7.999%                                              14       85,065,190            8.5    1.33x         69.7
8.000% - 9.070%                                               3       17,478,201            1.7    1.82x         63.9
------------------------------------------------   ------------   --------------   ------------    -----   ----------
TOTAL:                                                      116   $1,004,289,338          100.0%   1.49x         69.6%
------------------------------------------------   ------------   --------------   ------------    -----   ----------
WEIGHTED AVERAGE MORTGAGE INTEREST RATE: 6.7324%

                                     UW DSCR

                                                                    PRINCIPAL      % OF INITIAL    WA UW   WA CUT-OFF
UW DSCR                                            NO. OF LOANS    BALANCE ($)     POOL BALANCE    DSCR     DATE LTV
------------------------------------------------   ------------   --------------   ------------    -----   ----------
1.18x - 1.19x                                                 2      $35,139,659            3.5%   1.18x         74.1%
1.20x - 1.24x                                                13      $63,954,326            6.4    1.22x         74.6
1.25x - 1.29x                                                18      146,087,544           14.5    1.27x         74.0
1.30x - 1.39x                                                41      321,940,215           32.1    1.34x         75.0
1.40x - 1.49x                                                22      165,530,242           16.5    1.43x         71.5
1.50x - 1.99x                                                13      105,799,758           10.5    1.66x         61.7
2.00x - 2.49x                                                 5      159,414,945           15.9    2.04x         56.1
2.50x - 5.22x                                                 2        6,122,649            0.6    3.64x         26.2
------------------------------------------------   ------------   --------------   ------------    -----   ----------
TOTAL:                                                      116   $1,004,289,338          100.0%   1.49x         69.6%
------------------------------------------------   ------------   --------------   ------------    -----   ----------
WEIGHTED AVERAGE: 1.49X


                                    3 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


                        CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                    PRINCIPAL      % OF INITIAL    WA UW   WA CUT-OFF
LTV (%)                                            NO. OF LOANS    BALANCE ($)     POOL BALANCE    DSCR     DATE LTV
------------------------------------------------   ------------   --------------   ------------    -----   ----------
19.3% - 49.9%                                                 7      $21,440,486            2.1%   2.27x         37.7%
50.0% - 59.9%                                                 8      200,756,001           20.0    1.95x         56.2
60.0% - 69.9%                                                29      143,164,415           14.3    1.45x         67.5
70.0% - 74.9%                                                37      321,106,247           32.0    1.33x         72.5
75.0% - 79.9%                                                33      311,734,018           31.0    1.32x         78.1
80.0% - 81.9%                                                 2        6,088,170            0.6    1.45x         80.6
------------------------------------------------   ------------   --------------   ------------    -----   ----------
TOTAL:                                                      116   $1,004,289,338          100.0%   1.49x         69.6%
------------------------------------------------   ------------   --------------   ------------    -----   ----------
WEIGHTED AVERAGE: 69.6%

                RANGE OF REMAINING TERM TO MATURITY/ARD (MONTHS)

                                                                    PRINCIPAL      % OF INITIAL    WA UW   WA CUT-OFF
RANGE OF REMAINING TERM TO MATURITY/ARD (MONTHS)   NO. OF LOANS    BALANCE ($)     POOL BALANCE    DSCR     DATE LTV
------------------------------------------------   ------------   --------------   ------------    -----   ----------
56 - 99                                                      18     $154,243,425           15.4%   1.64x         67.7%
100 - 109                                                     2        8,734,211            0.9    1.45x         63.5
110 - 119                                                    83      731,738,947           72.9    1.48x         69.9
120 - 149                                                     1       18,500,000            1.8    1.32x         76.2
150 - 199                                                     4       20,673,575            2.1    1.25x         70.1
200 - 240                                                     8       70,399,181            7.0    1.36x         69.1
------------------------------------------------   ------------   --------------   ------------    -----   ----------
TOTAL:                                                      116   $1,004,289,338          100.0%   1.49x         69.6%
------------------------------------------------   ------------   --------------   ------------    -----   ----------
WEIGHTED AVERAGE: 119 MONTHS

                               AMORTIZATION TYPES

                                                                    PRINCIPAL      % OF INITIAL    WA UW   WA CUT-OFF
TYPE OF AMORTIZATION                               NO. OF LOANS    BALANCE ($)     POOL BALANCE    DSCR     DATE LTV
------------------------------------------------   ------------   --------------   ------------    -----   ----------
Balloon Loans                                                61     $498,507,025           49.6%   1.53x         67.6%
ARD Loans                                                    43      411,358,720           41.0    1.45x         72.8
Fully Amortizing Loans                                        9       72,123,593            7.2    1.36x         68.7
Partial Interest-only Loans                                   2       20,700,000            2.1    1.57x         60.9
Interest-only Loans                                           1        1,600,000            0.2    5.22x         19.3
------------------------------------------------   ------------   --------------   ------------    -----   ----------
TOTAL:                                                      116   $1,004,289,338          100.0%   1.49x         69.6%
------------------------------------------------   ------------   --------------   ------------    -----   ----------


                                    4 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


                               STRUCTURAL OVERVIEW

o Interest payments will be pro-rata to the Class A-1, A-2, A-3, A-4, A-5, X-1, and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and Class X-2 Certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M and NR Certificates.

o The pass-through rate for the Class A-1, A-2, A-3, A-4, A-5, B, C, D, E, F, G, H, J, K, L, M and NR Certificates will be either a fixed rate or a rate based on the weighted average of the remittance rates on the mortgage loans. In the aggregate, the Class X-1 and X-2 Certificates will receive the net interest on the mortgage loans less the interest paid on the other Certificates.

o     All Classes offered will accrue interest on a 30/360 basis.

o Principal payments will be paid sequentially to the Class A, B, C, D, E, F, G, H, J, K, L, M and NR Certificates, until each Class is retired. Principal payments allocated to the Class A Certificates will be distributed in the following order of priority:

      1.    Concurently as follows:

            a.    Approximately 25.8065% to the Class A-3 certificates and

            b. Approximately 74.1935% to the Class A-1, Class A-2 and Class A-4 certificates, in that order, until each class is retired.

      2. When the Clas A-1, A-2, A-3 and Class A-4 certicicates are retired, to the Class A-5 certificates, until retired.

      The Class X-1 and X-2 Certificates do not have a class principal balance and are therefore not entitled to any principal distributions.

o Losses will be born by the Classes (other than the Classes X-1 and X-2 Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A-1, A-2, A-3, A-4, and A-5 Certificates.

o If the principal balance of the mortgage pool is less than or equal to the aggregate class principal balance of the Class A-1, A-2, A-3, A-4, and A-5 Certificates, principal distributions will be allocated pro-rata to the Class A-1, A-2, A-3, A-4 and A-5 Certificates.

o Net prepayment premiums calculated by reference to a U.S. Treasury rate to the extent received will be allocated first to the offered certificates and the Class E and F certificates, according to a specified formula, with any remaining amount payable to the Class X-1 Certificates. For the amount payable to any interest-bearing Class, the formula is as follows:

                                                        (Pass-Through Rate
                           Principal Paid to Class   on Class - Discount Rate)
      Prepayment Premium x ----------------------- x -------------------------
                            Total Principal Paid          (Mortgage Rate
                                                     on Loan - Discount Rate)

o Net prepayment premiums not calculated by reference to a U.S. Treasury rate to the extent received will be allocated solely to the Class X-1 Certificates.

o The deal will provide for the standard collateral value adjustment feature for problem or delinquent loans. Under certain circumstances, the special servicer obtains a new appraisal and to the extent any such adjustment is not reversed, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.


                                    5 of 16

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     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


              TOP 10 MORTGAGE LOANS AND CROSS COLLATERALIZED GROUPS

                                      AGGREGATE                             CUT-OFF
LOAN NAME                              CUT-OFF      % OF INITIAL     UW     DATE LTV           PROPERTY
(LOCATION)                             BALANCE      POOL BALANCE    DSCR     RATIO               TYPE
----------------------------------   ------------   ------------    -----   --------    ----------------------
Simon Mall Portfolio I               $106,915,919           10.6%   2.03x       57.5%       Regional Malls
(Various)

Long Island Industrial Portfolio I    $51,707,603            5.1%   1.42x       70.4%     Industrial - Flex
(Long Island, New York)

The Avion Portfolio                   $47,957,552            4.8%   2.06x       54.4%   Suburban Office - Flex
(Chantilly, Virginia)

DaimlerChrysler Portfolio             $35,139,659            3.5%   1.18x       74.1%    Distribution Center
(Orlando, FL; Portage, IN)

Boulevard Square                      $27,665,524            2.8%   1.34x       78.5%      Anchored Retail
(Pembroke Pines, Florida)

Southern Wine and Spirits             $23,000,000            2.3%   1.28x       71.9%    Distribution Center
(Las Vegas, Nevada)

Fountains at Bay Hill                 $21,934,279            2.2%   1.35x       74.4%     Unanchored Retail
(Orlando, Florida)

Edgewater Apartments                  $19,398,866            1.9%   1.66x       55.0%        Multifamily
(Seattle, Washington)

Surprise Towne Center                 $18,500,000            1.8%   1.32x       76.2%      Anchored Retail
(Surprise, Arizona)

Elmwood Tower                         $18,467,594            1.8%   1.26x       73.9%      Suburban Office
(New Orleans, Louisiana)
----------------------------------   ------------   ------------    -----   --------    ----------------------
TOTAL/WEIGHTED AVERAGE               $370,686,995           36.9%   1.64x       65.6%
----------------------------------   ------------   ------------    -----   --------    ----------------------


                                    6 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


                              SIMON MALL PORTFOLIO


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                 ORIGINAL                CUT-OFF
                                 --------                -------
PRINCIPAL BALANCE:               $107,000,000            $106,915,919

% OF POOL BY IPB:                10.6%

SELLER:                          JPM

ORIGINATION DATE:                9/16/02

INTEREST RATE:                   5.8385%

INTEREST ONLY PERIOD:            NAP

SPONSOR:
Simon Property Group, L.P. (BBB+/Baa1) (NYSE: SPG). Simon Property Group owns or has an interest in 257 properties comprising regional malls, community shopping centers and specialty and mixed-use properties containing 186 million square feet of gross leasable area in 36 states, Europe and Canada.


MATURITY DATE:                   10/10/12

REMAINING AMORTIZATION:          359

CALL PROTECTION:                 LO(24)/Def(91)/O(4)

CROSS-COLLATERALIZATION:         NAP

LOCK BOX:                        Hard

ESCROWS / RESERVES:                              Upfront           Monthly
                                                ----------         --------
                                 Taxes          $1,925,038         $258,000
                                 Insurance               0                0
                                 TI/LC                   0           31,000
                                 CapEx                   0           14,025
                                 Other             764,361(1)             0
                                                ----------         --------
                                 TOTAL          $2,689,399         $303,025


                                   Pooled               Non-Pooled
                                 Component              Component
                                 ---------              ----------
CUT-OFF DATE LOAN/SF:              $73.02                 $85.17

CUT-OFF DATE LTV:                   57.5%                 67.0%

MATURITY LTV:                       49.1%                 57.2%

UW DSCR:                            2.03x                 1.67x
--------------------------------------------------------------------------------
(1) One month of debt service to remain in escrow throughout loan term



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:             Portfolio

TITLE:                                Fee & Leasehold

PROPERTY TYPE:                        Regional Malls

SQUARE FEET:                          1,464,174

LOCATION:                             Various

YEAR BUILT:                           1966 - 1980

COLLATERAL:
The subject collateral is comprised of four regional malls: Richmond Town Square anchored by J.C. Penney, Sears and Kaufmann's; Midland Park Mall anchored by Sears, Dillard's and J.C. Penney; Markland Mall anchored by Lazarus, Sears and Target; and Forest Mall anchored by J.C. Penney, Kohl's, Younker's and Sears. 2001 in- line sales for each of the malls are: Richmond Town Square - $267 psf; Midland Park Mall - $268 psf; Markland Mall - $279 psf; and Forest Mall - $203 psf.




PORTFOLIO PROPERTIES:                               IN-LINE   IN-LINE   IN-LINE
PROPERTY                                 LOCATION     OCC     OCC COST  SALES/SF
--------                                 --------     ---     --------  --------
Richmond Town Square Mall    Richmond Heights, OH     97.4%     12.6%     $267
Midland Park Mall                     Midland, TX     78.7      11.8       268
Markland Mall                          Kokomo, IN     94.8      11.6       279
Forest Mall                       Fond du Lac, WI     93.3      10.4       203
                                                      ----      ----      ----
Weighted Average                                      92.4%     11.8%     $259

OCCUPANCY:                                  94.1% (as of 10/02/02)

HISTORICAL NOI:              2000:          $16,755,473
                             2001:          $16,046,666
                             2002:          $15,019,461 (TTM 6/30/02)


UW NOI:                                     $16,250,363

UW NET CASH FLOW:                           $15,308,565

APPRAISED VALUE:                            $186,100,000

APPRAISAL DATE:                             7/02 & 8/02

ADDITIONAL DEBT:                            $17,800,000

LOAN PURPOSE:                               Refinancing

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                     7 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


                        LONG ISLAND INDUSTRIAL PORTFOLIO



--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL                CUT-OFF
                                  --------                -------
PRINCIPAL BALANCE:                $51,750,000             $51,707,603

% OF POOL BY IPB:                 5.1%

SELLER:                           JPM

ORIGINATION DATE:                 9/30/02

INTEREST RATE:                    6.0440%

INTEREST ONLY PERIOD:             NAP

SPONSOR:
Long Island Group One LLC, 717-725 Broadway LLC. Long Island Group LLC and 717-725 Broadway LLC are both owned by Mr. Ruby Schron (45%), Mr. Abraham Fruchthandler (45%), Mr. Joshua Safran (7.5%), and Mr. Bruce Federman (2.5%). Mr. Ruby Schron is the founder and main principal of Cammeby's International, Ltd. Cammeby's International owns and manages over 14,000 residential units and over 10,000,000 square feet of commercial and industrial space. Mr. Abraham Fruchthandler is the principal of FBE Limited, which has investments in office, commercial, industrial and residential properties.



MATURITY DATE:                    10/10/12

REMAINING AMORTIZATION:           359

CALL PROTECTION:                  LO(24),Def(93),O(4)

CROSS-COLLATERALIZATION:          NAP

LOCK BOX:                         Soft

ESCROWS / RESERVES:                                Upfront        Monthly
                                                ------------      --------
                                  Taxes           $967,066        $225,719
                                  Insurance              0               0
                                  TI/LC                  0               0
                                  CapEx                  0               0
                                  Other            506,250(1)            0
                                                ----------        --------
                                  TOTAL         $1,473,316        $225,719


CUT-OFF DATE LOAN/SF:             $52.76

CUT-OFF DATE LTV:                 70.4%

MATURITY LTV:                     59.9%

UW DSCR:                          1.42x

--------------------------------------------------------------------------------
(1) Comprised of $75,000 of upfront engineering reserves and $431,250 of upfront environmental reserves in Letter of Credit.



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:   Portfolio

TITLE:                      Fee

PROPERTY TYPE:              Industrial - Flex

SQUARE FEET:                980,113

LOCATION:                   Long Island, New York

YEAR BUILT:                 1956 - 1985

COLLATERAL:
The subject collateral consists of 7 industrial properties located in Long Island, New York. Long Island is the sixteenth largest industrial market in the United States. The subject collateral is 980,113 square feet. The seven subject properties are: 1140 Motor Parkway (153,500 square feet; 2 tenants), 79 Express Street (70,933 square feet; 7 tenants), 92 Central Avenue (70,231 square feet; 2 tenants), 95 Seaview Boulevard (51,755 square feet; 10 tenants), 230 Duffy Avenue (125,000 square feet; 6 tenants), 575 Underhill Boulevard (236,534 square feet; 28 tenants), 717-725 Broadway Avenue (150,000 square feet; 4 tenants).

                                                                     APPRAISED
PORTFOLIO PROPERTIES         LOCATION             SF        OCC( 2)  VALUE
-----------------------      ------------------   -------   ------   -----------
575 Underhill Boulevard      Syosset, NY          236,534     88.5%  $32,400,000
717-725 Broadway             Holbrook, NY         272,160     92.3    10,400,000
1140 Motor Parkway           Hauppauge, NY        153,500     96.9    11,600,000
230 Duffy Avenue             Hicksville, NY       125,000     98.3     7,400,000
79 Express Street            Plainview, NY         70,933    100.0     4,300,000
95 Seaview Boulevard         Port Washington, NY   51,755    100.0     4,000,000
92 Central Avenue            Farmingdale, NY       70,231    100.0     3,300,000
                                                  -------    -----   -----------
TOTAL:                                            980,113     94.4%  $73,000,000

OCCUPANCY:                     94.4% (as of 9/30/02)

HISTORICAL NOI:       2000:    $5,714,239
                      2001:    $5,942,358
                      2002:    $5,597,228 (TTM 6/30/02)

UW NOI:                        $5,878,526

UW NET CASH FLOW:              $5,298,213

APPRAISED VALUE:               $73,400,000

APPRAISAL DATE:                7/01/02

ADDITIONAL DEBT:               NAP

LOAN PURPOSE:                  Refinance

--------------------------------------------------------------------------------

(2) Occupancy Percentage from September 2002. Total Occupancy is a weighted average based on Square Footage.

[GRAPHIC OMITTED]


                                     8 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


                              THE AVION PORTFOLIO


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL                CUT-OFF
                                  --------                -------
PRINCIPAL BALANCE:                $48,000,000             $ 47,957,552

% OF POOL BY IPB:                 4.8%

SELLER:                           CIBC

ORIGINATION DATE:                 9/27/02

INTEREST RATE:                    5.7500%

INTEREST ONLY PERIOD:             NAP

SPONSOR:
Nutmeg Core Plus Partners, L.P. and Advanced Realty Group, L.L.C. Angelo, Gordon & Co., L.P. is the principal of Nutmeg Core Plus Partners, L.P. and is an investment management firm which currently manages approximately $9.0 billion of investments. Advanced Realty Group, of Gladstone, New Jersey, owns 3.6 million square feet and manages an additional 1.2 million square feet of real estate. Advanced Realty Groups' properties are located in New Jersey, Washington, D.C., Boston and Philadelphia.



MATURITY/ARD DATE:                10/01/07

REMAINING AMORTIZATION:           359

CALL PROTECTION:                  LO(24),Def(31),O(4)

CROSS-COLLATERALIZATION:          NAP

LOCK BOX:                         Springing

ESCROWS / RESERVES:                              Upfront         Monthly
                                               ----------       ---------
                                  Taxes          $523,312        $87,219
                                  Insurance        99,873         16,645
                                  TI/LC                 0              0
                                  CapEx             7,331          7,331
                                  Other           702,725(1)           0
                                               ----------       ---------
                                  TOTAL        $1,333,240       $111,195

CUT-OFF DATE LOAN/SF:             $81.77

CUT-OFF DATE LTV:                 54.4%

MATURITY/ARD LTV:                 50.8%

UW DSCR:                          2.06x

--------------------------------------------------------------------------------
(1) $177,725 in upfront engineering reserves and $525,000 in VNU tenant reserves (one time)



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:           Portfolio

TITLE:                              Fee

PROPERTY TYPE:                      Suburban Office - Flex

SQUARE FEET:                        586,466

LOCATION:                           Chantilly, Virginia

YEAR BUILT:                         1988 - 2000

COLLATERAL:
The subject properties are either Class "A" office spaces or flex spaces Located in Chantilly, Virginia. The portfolio contains 7 buildings that are part of an 18 building office campus. The office campus includes 188 acres with lakes, a full service health and fitness facility, and jogging trails. The properties are Located within the Washington, D.C. Primary Metropolitan Statistical Area
(PMSA). The subject properties are 8 miles west of downtown Washington, D.C. and are along the southern border of Dulles International Airport. The Virginia Department of Transportation is responsible for building, maintaining and operating the state of Virginia's roads, bridges and tunnels. GTSI Corporation, formerly Government Technology Services, resells computers and equipment to the U.S. federal, state and local governments.


MAJOR TENANTS:                                                 RENT      LEASE
TENANTS                                  SF        % SF        PSF       EXP. YR
---------------------------------      ------      -----       ------    -------
Commonwealth of Virginia (AAA)(2)      122,279     20.9%       $25.75     2005
GSTI Corporation                       102,022     17.4%       $11.09     2008
General Services Administration
  (US Govt)                             35,154      6.0%       $16.97     2008

OCCUPANCY:                           89.0 % (as of 6/30/02 and  7/01/02)

HISTORICAL NOI:

                          2000:      $3,339,886
                          2001:      $6,948,346
                          2002:      $7,514,460 (TTM 6/30/02)

UW NOI:                              $7,571,329

UW NET CASH FLOW:                    $6,910,558

APPRAISED VALUE:                     $88,100,000

APPRAISAL DATE:                      6/12/02

ADDITIONAL DEBT:                     Permitted subject to certain tests

LOAN PURPOSE:                        Refinance

--------------------------------------------------------------------------------
(2)   Virginia's general obligation rating from Standard & Poor's

[GRAPHIC OMITTED]


                                     9 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


                           DAIMLER CHRYSLER PORTFOLIO


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL                CUT-OFF
                                  --------                -------
PRINCIPAL BALANCE:                $35,300,000             $35,139,659

% OF POOL BY IPB:                 3.5%

SELLER:                           JPM

ORIGINATION DATE:                 8/06/02

INTEREST RATE:                    6.8500%

INTEREST ONLY PERIOD:             NAP

SPONSOR:
Mr. James C. George and Mr. Samuel Fodale. Mr. George and Mr. Fodale were previously owners of companies that manufactured and supplied parts to the auto industry; they are now investors in real estate.



MATURITY DATE:                    9/01/20

REMAINING AMORTIZATION:           214

CALL PROTECTION:                  LO(24),Def(165),O(25)

CROSS-COLLATERALIZATION:          Yes

LOCK BOX:                         Hard

ESCROWS / RESERVES:               Daimler Chrysler is responsible for the
                                  real estate taxes, insurance, and all
                                  capital repairs under its lease agreement. If
                                  Daimler Chrysler's credit rating does all below investment grade (below BBB-), the lender holds the right to collect for all required escrows.



CUT-OFF DATE LOAN/SF:             $63.86

CUT-OFF DATE LTV:                 74.1%

MATURITY LTV:                     1.8%

UW DSCR:                          1.18x

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Portfolio

TITLE:                            Fee

PROPERTY TYPE:                    Distribution Center

SQUARE FEET:                      608,877

LOCATION:                         Orlando, FL and Portage,    IN

YEAR BUILT:                       2001

COLLATERAL:
The subjects are two cross-collateralized and cross-defaulted loans. The portfolio consists of two distribution/warehouse facilities, Daimler Chrysler - Orlando and Daimler Chrysler - Portage. Both properties were built in 2001. Daimler Chrysler (BBB+/A3) occupies 100% of the subject properties.



                                      CEILING
                          DOCK        HEIGHT         RENT       LOAN        LOAN
PROPERTY       SF         DOORS       (FEET)         PSF        AMT         PSF
--------    -------       -----       -------      ------    -----------    ----
Orlando     492,000         34        28 - 32       $5.97    $24,000,000    $49
Portage     116,677        154        28 - 38      $11.50    $11,300,000    $97



OCCUPANCY:                        100.0% (as of 6/14/02)

HISTORICAL NOI:
                      2001:       $ 1,005,447
                      2002:       $ 4,278,682 (TTM 4/30/02)



UW NOI:                           $ 4,224,599

UW NET CASH FLOW:                 $ 4,036,750

APPRAISED VALUE:                  $ 47,400,000

APPRAISAL DATE:                   6/02

ADDITIONAL DEBT:                  $4,219,885

LOAN PURPOSE:                     Refinance

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                     10 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


                                BOULEVARD SQUARE


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL                CUT-OFF
                                  --------                -------
PRINCIPAL BALANCE:                $ 27,720,000            $ 27,665,524

% OF POOL BY IPB:                 2.8%

SELLER:                           CIBC

ORIGINATION DATE:                 7/22/02

INTEREST RATE:                    7.2200%

INTEREST ONLY PERIOD:             NAP

SPONSOR:
The Cole Group. Mr. Scott H. Cole is a principal of the Cole Group, which has an interest in more than 34 commercial properties totaling 7 million square feet of office and retail space. Cole Group's retail ownership comprised of 18 properties ranging from 27,000 square feet to 331,000 square feet.



MATURITY DATE:                    8/01/12

REMAINING AMORTIZATION:           357

CALL PROTECTION:                  LO(24),Def(89),O(4)

CROSS-COLLATERALIZATION:          NAP

LOCK BOX:                         Springing

ESCROWS / RESERVES:                              Upfront          Monthly
                                               ----------         -------
                                  Taxes          $333,667         $47,667
                                  Insurance        54,699          17,988
                                  TI/LC             5,833           5,833
                                  CapEx             2,761           2,761
                                  Other           700,000(1)            0
                                               ----------         -------
                                  TOTAL        $1,096,960         $74,249



CUT-OFF DATE LOAN/SF:             $ 125.38

CUT-OFF DATE LTV:                 78.5%

MATURITY LTV:                     69.0%

UW DSCR:                          1.34x

--------------------------------------------------------------------------------
(1) $100,000 holdback for Casual Male, a tenant that is currently in Chapter 11 bankruptcy, and $600,000 holdback for tenants that have signed leases, but have not opened for business.



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

TITLE:                            Fee

PROPERTY TYPE:                    Anchored Retail

SQUARE FEET:                      220,658

LOCATION:                         Pembroke Pines, Florida

YEAR BUILT:                       2000

COLLATERAL:
The subject property is 220,658 square foot anchored retail center in Pembroke Pines, Florida. The subject property has three anchor tenants, The Sports Authority, Ross Dress for Less, and T.J. Maxx. The property is located diagonally across from Pembroke Lakes Mall, a regional mall built in 1992, anchored by Sears, Dillards, Burdines and J.C. Penney. Ross Dress for Less had 2001 sales per square foot of $327. T.J. Maxx had 2001 sales per square foot of $193 psf.

MAJOR TENANTS:                                                 RENT      LEASE
TENANTS                                  SF        % SF        PSF       EXP. YR
---------------------------------      ------      -----       ------    -------
The Sports Authority (B/B3)            37,413      17.0%       $12.00      2015
Ross Stores Inc.(BBB)                  30,137      13.7%       $12.00      2011
T.J. Maxx(A/A3)                        29,980      13.6%        $9.65      2010


OCCUPANCY:                        96.5% (as of 7/01/02)

HISTORICAL NOI:
                      2001:       $ 2,650,496
                      2002:       $ 3,040,449 (TTM 6/30/02)

UW NOI:                           $ 3,145,484

UW NET CASH FLOW:                 $ 3,026,852

APPRAISED VALUE:                  $ 35,250,000

APPRAISAL DATE:                   4/15/02

ADDITIONAL DEBT:                  NAP

LOAN PURPOSE:                     Acquisition

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                    11 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


                       SOUTHERN WINE AND SPIRITS FACILITY


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL                CUT-OFF
                                  --------                -------
PRINCIPAL BALANCE:                $23,000,000             $23,000,000

% OF POOL BY IPB:                 2.3%

SELLER:                           CIBC

ORIGINATION DATE:                 10/07/02

INTEREST RATE:                    7.0000%

INTEREST ONLY PERIOD:             NAP

SPONSOR:
Mr. Steven Becker and MR. Wayne Chaplin. Mr. Becker and Mr. Chaplin control 88% of the voting stock of Southern Wine and Spirits. Southern Wine and Spirits is a large distributor of wine, spirits, beer and other non-alcoholic beverages in the United States with a 13.3% estimated share of the domestic market.



MATURITY DATE:                    11/01/22

REMAINING AMORTIZATION:           240

CALL PROTECTION:                  LO(24),Def(212),O(4)

CROSS-COLLATERALIZATION:          NAP

LOCK BOX:                         NAP

ESCROWS / RESERVES:               The subject property is triple net
                                  leased to Southern Wine and Spirits.
                                  As such, structural maintenance,
                                  replacement, taxes and insurance is
                                  the sole responsibility of the tenant.
                                  At closing one month of debt service
                                  will be collected.

CUT-OFF DATE LOAN/SF:             $59.78

CUT-OFF DATE LTV:                 71.9%

MATURITY LTV:                     2.3%

UW DSCR:                          1.28x

--------------------------------------------------------------------------------
(1) Total cost of $27.3 million is comprised of $5.2 million in land costs and $22.1 million in improvement expenses



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

TITLE:                            Fee

PROPERTY TYPE:                    Distribution Center

SQUARE FEET:                      384,763

LOCATION:                         Las Vegas, Nevada

YEAR BUILT:                       2002

COLLATERAL:
The subject property is a Class A office and warehouse space located in Las Vegas, Nevada. The facility was built in 2002 at an estimated cost of $27.3 million(1). Southern Wine and Spirits has a twenty year lease agreement on the property. The subject property is located two miles south of I-15 and 8 miles southwest of the Las Vegas Strip. The subject property is 100% occupied by Southern Wine and Spirits. The property is approximately 16% office space and the remainder is warehouse space. The warehouse space is "swamp cooled" which reduces ambient temperature by 30(degree). The facility contains conveyer belts that are capable of packing 6,000 cases per hour.

MAJOR TENANTS:                                                 RENT      LEASE
TENANTS                                  SF        % SF        PSF       EXP. YR
---------------------------------      -------     ------      -----     -------
Southern Wine and Spirits              384,763     100.0%      $7.80      2021




OCCUPANCY:                        100.0% (as of 8/26/02)

HISTORICAL NOI:
                                  The Southern Wine and Spirits Facility was built during 2002. As a result no Historical NOI numbers are available.

UW NOI:                           $2,882,093

UW NET CASH FLOW:                 $2,735,801

APPRAISED VALUE:                  $32,000,000

APPRAISAL DATE:                   8/05/02

ADDITIONAL DEBT:                  NAP

LOAN PURPOSE:                     Refinance

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                     12 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


                             FOUNTAINS AT BAY HILL


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                 ORIGINAL                CUT-OFF
                                 --------                -------
PRINCIPAL BALANCE:               $22,000,000             $21,934,279

% OF POOL BY IPB:                2.2%

SELLER:                          CIBC

ORIGINATION DATE:                5/31/02

INTEREST RATE:                   7.6700%

INTEREST ONLY PERIOD:            NAP

SPONSOR:
Mr. Chuck Whithall and Mr. Lee J. Maher. Mr. Maher and Mr. Whithall own Unicorp National Development, Inc. which manages 16 commercial properties. Mr. Whithall has been in real estate development since 1984.



MATURITY/ARD DATE:               6/01/12

REMAINING AMORTIZATION:          355

CALL PROTECTION:                 LO(24),Def(87),O(4)

CROSS-COLLATERALIZATION:         NAP

LOCK BOX:                        Springing

ESCROWS / RESERVES:                             Upfront        Monthly
                                               ----------      -------
                                 Taxes           $100,000      $20,000
                                 Insurance          9,627        3,209
                                 TI/LC             12,500       12,500
                                 CapEx              1,301        1,301
                                 Other          2,200,000(1)         0
                                               ----------      -------
                                 TOTAL         $2,323,428      $37,010

CUT-OFF DATE LOAN/SF:            $210.99

CUT-OFF DATE LTV:                74.4%

MATURITY/ARD LTV:                66.2%

UW DSCR:                         1.35x

--------------------------------------------------------------------------------
(1) $2,000,000 holdback for tenants not in occupancy as of the closing date and $200,000 for Mortgage Tax Reserve (one time)



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:          Single Asset

TITLE:                             Fee

PROPERTY TYPE:                     Unanchored Retail

SQUARE FEET:                       103,961

LOCATION:                          Orlando, Florida

YEAR BUILT:                        2001

COLLATERAL:
The subject property is an unanchored retail center located in Orlando, Florida. The property was competed in 2001 and is comprised of four buildings. The center has 34 tenants with four larger tenants: Eckerd's Drugstore, Ruth Chris Steak House, Antonio's Restaurant and Moon Fish Restaurant. The subject property is located on the northeast corner of Sand Lake Road and Dr. Philips Boulevard. International Drive is located 1 mile from the property. Universal Studios is located 2 miles north of the property and Lake Buena Vista/ Disney tourist area is located 3 miles south of the subject.


MAJOR TENANTS:                                                 RENT      LEASE
TENANTS                                  SF        % SF        PSF       EXP. YR
---------------------------------      -------     ------      -----     -------
Eckerd Drugstore(JCP BBB-/Ba3)          12,739      12.3%     $32.58      2026
Ruth's Chris Steakhouse                  7,998       7.7%     $27.51      2016
La Buana Vita dba Antonios               7,042       6.8%     $27.00      2011



OCCUPANCY:                         100.0% (as of 6/30/02)

HISTORICAL NOI:
                        2002:      $1,344,170 (TTM 6/30/02)




UW NOI:                            $2,689,490

UW NET CASH FLOW:                  $2,533,235

APPRAISED VALUE:                   $29,500,000

APPRAISAL DATE:                    5/11/02

ADDITIONAL DEBT:                   NAP

LOAN PURPOSE:                      Refinance

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                     13 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


                              EDGEWATER APARTMENTS


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                 ORIGINAL                CUT-OFF
                                 --------                -------
PRINCIPAL BALANCE:               $19,415,000           $19,398,866

% OF POOL BY IPB:                1.9%

SELLER:                          JPM

ORIGINATION DATE:                9/30/02

INTEREST RATE:                   5.9900%

INTEREST ONLY PERIOD:            NAP

SPONSOR:
Mr. Robert C. Samuel. Mr. Robert C. Samuel, owner and founder of Samuel & Company, Inc., is the 100% owner of the borrowing entity. Samuel & Company, Inc. currently owns and manages 19 commercial properties in Arizona, Texas and Washington consisting of 1,718 multifamily units and 843,224 square feet of commercial space.



MATURITY:                        10/01/12

REMAINING AMORTIZATION:          359

CALL PROTECTION:                 LO(24),Def(91),O(4)

CROSS-COLLATERALIZATION:         NAP

LOCK BOX:                        NAP

ESCROWS / RESERVES:                             Upfront        Monthly
                                               ----------      -------
                                 Taxes           $45,707       $22,854
                                 Insurance        11,750            0
                                 CapEx                 0         3,404
                                 Other             2,265(1)          0
                                               ----------      -------
                                 TOTAL           $59,722       $26,258



CUT-OFF DATE LOAN/SF:            $61,388.82

CUT-OFF DATE LTV:                55.0%

MATURITY:                        46.6%

UW DSCR:                         1.66x
--------------------------------------------------------------------------------
(1) Upfront replacement reserve of $2,265


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

TITLE:                            Fee

PROPERTY TYPE:                    Multifamily

UNITS:                            316

LOCATION:                         Seattle, Washington

YEAR BUILT:                       1938

COLLATERAL:
The subject property is a Class B, 316-unit apartment complex located along the shore of Lake Washington in Seattle, Washington. The 12.63 acre site is improved with 20 two-story buildings. The property was built in two phases. Phase one consists of 304 units and was completed in 1938. Phase two consists of 12 units and was completed in 1975. The Edgewater Apartments are located in the Madison Park area, two miles from downtown Seattle. Each of the 20 buildings has laundry facilities and all units have a fireplace.

                                                                  MARKET
APARTMENT TYPES:                         AVERAGE                  AVERAGE
SIZE                  NUMBER             RENT                     RENT
---------------       -----              -------                  -------
1 bedroom              189                  $952                     $988
2 bedroom              123                $1,179                   $1,238
3 bedroom                4                $1,550                       NA



OCCUPANCY:                        97.8% (as of 8/01/02)

HISTORICAL NOI:
                      2000:       $2,951,511
                      2001:       $2,838,284
                      2002:       $2,720,935 (TTM as of 8/31/02)

UW NOI:                           $2,396,740

UW NET CASH FLOW:                 $2,317,740

APPRAISED VALUE:                  $35,300,000

APPRAISAL DATE:                   9/10/02

ADDITIONAL DEBT:                  NAP

LOAN PURPOSE:                     Refinance

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                     14 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


                             SURPRISE TOWNE CENTER


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                 ORIGINAL                CUT-OFF
                                 --------                -------
PRINCIPAL BALANCE:                $18,500,000            $18,500,000

% OF POOL BY IPB:                 1.8%

SELLER:                           CIBC

ORIGINATION DATE:                 7/15/02

INTEREST RATE:                    7.1200%

INTEREST ONLY PERIOD:             3

SPONSOR:
Surprise Towne Center, L.C. Surprise Towne Center, L.C. is sponsored by Mr. Warner A. Gabel III. Mr. Gabel is a Phoenix-based commercial developer. Mr. Gabel has developed more than 750,000 square feet of retail space in the Phoenix area.



MATURITY/ARD DATE:                11/01/12

REMAINING AMORTIZATION:           360

CALL PROTECTION:                  LO(24),Def(92),O(4)

CROSS-COLLATERALIZATION:          NAP

LOCK BOX:                         Springing

ESCROWS / RESERVES:                             Upfront        Monthly
                                               ----------      -------
                                  Taxes           $35,000       $5,000
                                  Insurance        12,968        3,242
                                  TI/LC            27,167        7,167
                                  CapEx             1,942        1,942
                                  Other         3,613,426(1)         0
                                               ----------      -------
                                  TOTAL        $3,690,503      $17,351



CUT-OFF DATE LOAN/SF:             $119.07

CUT-OFF DATE LTV:                 76.2%

MATURITY/ARD LTV:                 66.7%

UW DSCR:                          1.32x

--------------------------------------------------------------------------------
(1) $3,500,000 holdback for tenants not yet in occupancy, $113,426 interest reserve.



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

TITLE:                            Fee

PROPERTY TYPE:                    Anchored Retail

SQUARE FEET:                      155,371

LOCATION:                         Surprise, Arizona

YEAR BUILT:                       2001

COLLATERAL:
The subject property is a Class A Anchored Retail center located in Surprise, Arizona completed in 2001. The subject property is anchored by Wal-Mart Supercenter, Home Depot, PetsMart, OfficeMax, Michael's and Linens and Things. Wal-Mart Supercenter and Home Depot are not part of the collateral. The subject property is located in the Sun City submarket of Phoenix.



MAJOR TENANTS:                                                 RENT      LEASE
TENANTS                                  SF        % SF        PSF       EXP. YR
---------------------------------      -------     ------      -----     -------
Linens N' Things                        28,000      18.0%      $12.00     2013
Michael's Stores, Inc.                  23,883      15.4%      $10.00     2011
Office Max, Inc.(BB/Ba2)                23,487      15.1%      $13.00     2017



OCCUPANCY:                        94.3% (as of 7/12/02)

HISTORICAL NOI:
                      2002:       $1,540,623 (TTM as of 6/30/02)




UW NOI:                           $2,072,413

UW NET CASH FLOW:                 $1,972,029

APPRAISED VALUE:                  $24,270,000

APPRAISAL DATE:                   4/25/02

ADDITIONAL DEBT:                  NAP

LOAN PURPOSE:                     Refinance

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                     15 of 16

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
     CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE
       MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE


                                 ELMWOOD TOWER


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL              CUT-OFF
                                  --------              -------
PRINCIPAL BALANCE:                $18,500,000           $18,467,594

% OF POOL BY IPB:                 1.8%

SELLER:                           CIBC

ORIGINATION DATE:                 7/02/02

INTEREST RATE:                    7.6400%

INTEREST ONLY PERIOD:             NAP

SPONSOR:
Mr. Lee M. Elman. Mr. Elman is the owner of Elman Investors, Inc. Elman Investors has amassed a $290 million portfolio of 27 office buildings.



MATURITY DATE:                    8/01/12

REMAINING AMORTIZATION:           357

CALL PROTECTION:                  LO(24),Def(89),O(4)

CROSS-COLLATERALIZATION:          NAP

LOCK BOX:                         Springing

ESCROWS / RESERVES:                             Upfront        Monthly
                                               ----------      -------
                                  Taxes          $163,633      $16,363
                                  Insurance        46,596        3,328
                                  TI/LC                 0            0
                                  CapEx             2,472        2,472
                                  Other               168(1)        42(1)
                                                 --------      -------
                                  TOTAL          $212,869%     $22,205

CUT-OFF DATE LOAN/SF:             $93.40

CUT-OFF DATE LTV:                 73.9%

MATURITY LTV:                     65.6%

UW DSCR:                          1.26x

--------------------------------------------------------------------------------
(1)  Flood Insurance Reserve
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:         Single Asset

TITLE:                            Fee

PROPERTY TYPE:                    Suburban Office

SQUARE FEET:                      197,723

LOCATION:                         Harahan, Louisiana

YEAR BUILT:                       1982

COLLATERAL:
The subject property is a Class B office building located in Harahan, Louisiana. Harahan is a submarket of New Orleans, Louisiana. 90% of the subject property is occupied by the General Administration for Mineral Management Services ("MMS"), who has been a tenant since 1985. MMS is a federal agency that has a AAA rating from all ratings agencies. MMS, a bureau in the U.S. Department of the Interior, is the federal agency that manages the nation's natural gas, oil and other mineral resources on the outer continental shelf.


MAJOR TENANTS:                                                RENT       LEASE
TENANTS                                  SF        % SF       PSF        EXP. YR
---------------------------------      -------     ------     ------     -------
GSA(AAA/Aaa)                           177,399      89.7%     $18.75      2011
Corinthian Colleges, Inc.               19,939      10.1%     $15.00      2008



OCCUPANCY:                        100.0% (as of 7/01/02)

HISTORICAL NOI:
                      2000:       $1,540,847
                      2001:       $1,673,096
                      2002:       $1,972,989 (TTM 4/30/02)


UW NOI:                           $2,230,529

UW NET CASH FLOW:                 $1,983,739

APPRAISED VALUE:                  $25,000,000

APPRAISAL DATE:                   5/14/02

ADDITIONAL DEBT:                  NAP

LOAN PURPOSE:                     Acquisition

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                     16 of 16